SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


[X] Filed by registrant

[ ] Filed by a party other than the registrant


Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                 FIND/SVP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         -----------------------------------------------------------------------
         2) Form, schedule or registration statement No.:

         -----------------------------------------------------------------------
         3) Filing party:

         -----------------------------------------------------------------------
         4) Date filed:

         -----------------------------------------------------------------------

                                 FIND/SVP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 2003


To Our Shareholders:

         You are cordially invited to attend the Annual Meeting of the Shareholders, and any adjournments or postponements thereof (the "Meeting"), of Find/SVP, Inc. (the "Company"), which will be held on June 12, 2003 at 9:15 A.M., local time, at 625 Avenue of the Americas, New York, NY 10011, for the following purposes:

         1. To elect seven (7) directors to serve on the Board of Directors until the next annual meeting of Shareholders or until their successors are duly elected and qualified (Proposal 1);

         2. To consider and vote upon a proposal to ratify and approve the Find/SVP, Inc. 2003 Stock Incentive Plan (Proposal 2);

         3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003 (Proposal 3); and

         4. To transact such other business as may properly be brought before the Meeting.

         Shareholders of record at the close of business on May 9, 2003 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the year ended December 31, 2002 is being mailed to Shareholders along with the attached Proxy Statement.

         YOUR VOTE IS IMPORTANT. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING. SUBMITTING THE ENCLOSED FORM OF PROXY WILL APPOINT DAVID WALKE AND PETER STONE AS YOUR PROXIES. YOU MAY SUBMIT YOUR PROXY BY MAIL. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING. FOR INSTRUCTIONS, PLEASE REFER TO PAGE 2 OF THE PROXY STATEMENT OR THE PROXY CARD.

                           By order of the Board of Directors


                           /s/ David Walke
                           -----------------------------------------------------
                           David Walke, Chief Executive Officer


                           /s/ Peter M. Stone
                           -----------------------------------------------------
                           Peter M. Stone, Chief Financial Officer and Secretary

May 14, 2003

                                 FIND/SVP, INC.
                           625 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10011


                              --------------------
                                 PROXY STATEMENT
                              --------------------


                         ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                  JUNE 12, 2003

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION


         This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock (the "Common Stock"), of Find/SVP, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Shareholders to be held on Thursday, June 12, 2003 at 625 Avenue of the Americas, New York, NY 10011 at 9:15 A.M., local time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to Shareholders on or about May 14, 2003. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report shall not be deemed to be part of this Proxy Statement.

         At the Meeting, holders of Common Stock (the "Shareholders") will be asked:

         1. To elect seven (7) directors to serve on the Board of Directors until the next annual meeting of Shareholders or until their successors are duly elected and qualified (Proposal 1);

         2. To consider and vote upon a proposal to ratify and approve the Find/SVP, Inc. 2003 Stock Incentive Plan (the "2003 Incentive Plan") (Proposal 2);

         3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003 (Proposal 3); and

         4. To transact such other business as may properly be brought before the Meeting.

         The Board of Directors has fixed the close of business on May 9, 2003 (the "Record Date") as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock as of the Record Date shall be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. Each holder of the Series A Preferred Stock shall be entitled to one vote for each share of Common Stock into which such holder's shares of Series A Preferred Stock are convertible.

PROXIES AND VOTING

         Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), FOR the ratification and approval of the 2003 Incentive Plan (Proposal 2), and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003 (Proposal 3).

VOTING

         Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope.

         Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms from their bank, broker or other agent. Beneficial owners may also be able to vote by telephone or the Internet. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

         The method of voting used will not limit a Shareholder's right to attend the Meeting.

REVOCATION OF PROXY

         A Shareholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Secretary); (ii) delivering a proxy that is dated later; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Beneficial owners who hold their stock in street name cannot revoke their proxies in person at the Meeting because the Shareholders of record who have the right to cast the votes will not be present. If they wish to change their votes after returning voting instructions, beneficial owners should contact their bank, broker or other agent before the Meeting to determine whether they can do so.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Only Shareholders as of the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. As of April 21, 2003, there were 10,790,644 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote, and 333,333 shares of common stock issuable upon conversion of the 333,333 outstanding shares of Series A Preferred Stock. Each share of Series A Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible. Accordingly, as of April 21, 2003, the total number of votes which may be cast at the meeting is 11,123,977. This number of votes may change on the Record Date as a result of any change in the amount of Common Stock outstanding as of the Record Date and the number of shares of common stock into which the Series A Preferred Stock is convertible.

QUORUM; REQUIRED VOTES

         The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of stock entitled to vote constitutes a quorum for this Meeting.

         The affirmative vote of a plurality of the votes cast in person or represented by proxy and entitled to vote is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote is necessary for each of the ratification and approval of the 2003 Incentive Plan (Proposal 2), and the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2003 (Proposal 3). Under the law of New York, the Company's state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes and withheld votes will not be considered "votes cast" based on current state law requirements and the Company's Certificate of Incorporation and Bylaws.

         Votes at the Meeting will be tabulated by an inspector of elections appointed by the Company or the Company's transfer agent. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

PROXY SOLICITATION

         The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Shareholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

LIST OF SHAREHOLDERS

         In accordance with New York law, a list of Shareholders as of the record date, certified by a responsible corporate officer or our transfer agent, will be available at the Meeting.

         IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO DELIVER A PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE DELIVER YOUR PROXY PROMPTLY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         As of April 21, 2003, there were 10,790,644 shares of the Company's Common Stock outstanding entitled to vote. In addition, there were 333,333 shares of Series A Preferred Stock outstanding entitled to voting power equivalent to an aggregate of 333,333 shares of Common Stock (i.e., one vote for each share of Common Stock into which a share of Series A Preferred Stock is convertible). Therefore, as of the April 21, 2003, the aggregate voting power of the outstanding Common Stock and the outstanding Series A Preferred Stock which were entitled to notice of, and to vote at, the Meeting is equivalent to 11,123,977 shares of Common Stock. This number of votes may change on the Record Date as a result of any changes in the amount of Common Stock outstanding as of the Record Date and the number of shares of common stock into which the Series A Preferred Stock is convertible.

         The following table sets forth, as of April 21, 2003, certain information regarding the beneficial ownership of the outstanding Voting Stock by: (i) each person who is known by the Company to own 5% or more of any class of the Company's Voting Stock (the holdings of certain unrelated entities listed below are based on shareholdings disclosed in their public filings), (ii) each of the Company's current directors and nominees for the Board of Directors,
(iii) each Named Executive Officer set forth in the Summary Compensation Table below and (iv) all of the Company's current executive officers and directors as a group. Unless otherwise indicated, each of the shareholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Find/SVP 625 Avenue of the Americas, New York, NY 10011.

                                                             Common Stock          Series A Preferred Stock

Name and Address                                      Shares (1)       Percent     Shares (1)(2)     Percent
----------------                                      ----------       -------     -------------     -------

Petra Mezzanine Fund, L.P. (3)                           675,000         5.9%          333,333       100.0%

David Walke (4) (5)                                    1,788,626        15.9%

Martin E. Franklin (6) (7)                             1,765,292        15.7%
555 Theodore Fremd Avenue
Suite B-302
Rye, NY 10580

Andrew P. Garvin (8)                                     856,039         7.9%

Marc L. Reisch  (9) (10)                                 372,500         3.4%
21 Trails End
Chappaqua, NY 10514

                                                             Common Stock          Series A Preferred Stock

Name and Address                                      Shares (1)       Percent     Shares (1)(2)     Percent
----------------                                      ----------       -------     -------------     -------

Robert J. Sobel  (11)                                    485,000         4.4%
 c/o Brahman Partners
350 Madison Avenue, 22nd Floor
New York, NY 10017

Warren Struhl (9)                                        372,500         3.4%
1100 Valley Brook Avenue
Lyndhurst, NJ  07071

Denise Shapiro (12)                                       30,000            *
 c/o PriceWaterhouseCoopers, LLP
1301 Avenue of the Americas
New York, N.Y. 10019

Stephan B. Sigaud (13)                                   121,250         1.1%

Peter M. Stone (14)                                       35,000            *

Wynnefield Partners  (15) (16)                           875,000         8.1%
 Small Cap Value LP
450 Seventh Avenue, Suite 509
New York, NY  10123

Leviticus Partners LP                                    550,000         5.1%
30 Park Avenue, Suite 12F
New York, NY 10016

All current executive officers and                     5,826,207        48.0%
Directors as a group (10 persons) (17)

All directors, nominees for directors, and             5,826,207        48.0%
executive officers as a group (10 persons)(17)

---------------
* Less than 1%

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise, has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Shares not outstanding but deemed beneficially owned by virtue of an individual to acquire them within 60 days upon the exercise of an option are treated as outstanding for purposes of determining beneficial ownership and the percent beneficially owned by such individual and for the executive officers and directors as a group. The percentage of outstanding Common Stock set forth opposite the name of each shareholder has been determined in accordance with Securities and Exchange Commission Rule 13d-3(d)(1), without regard to Common Stock acquirable within 60 days hereafter under options, warrants, and convertible securities beneficially owned by persons other than such shareholder.

(2) Each share of Series A Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible.

(3) As of April 21, 2003, Common Stock beneficially owned by Petra Mezzanine Fund, L.P. ("Petra") consists of 675,000 shares of Common Stock issuable upon exercise of warrants; and 333,333 shares of Common Stock issuable upon conversion of Series A Preferred Stock. As of April 21, 2003, Petra may cast 333,333 votes at the Meeting, which represents 3.1 % of the Voting Stock. The address of Petra is: 172 Second Avenue North, Suite #112, Nashville, TN 37201.

(4) Includes 1,344,182 shares of common stock and 211,111 shares of common stock issuable under outstanding warrants, held in the name of Walke Associates, Inc.

(5)   Includes 233,333 shares issuable under outstanding options.

(6) Includes 1,344,181 shares of common stock and 211,111 shares of common stock issuable under outstanding warrants, held in the name of Marlin Equities, LLC.

(7)   Includes 210,000 shares issuable under outstanding options.

(8)   Includes 82,000 shares issuable under outstanding options.

(9)   Includes 60,000 shares issuable under outstanding options.

(10)  Includes 150,000 shares held by Marc Reisch as custodian for his children.

(11)  Includes 110,000 shares issuable under outstanding options.

(12)  Includes 30,000 shares issuable under outstanding options.

(13)  Includes 121,000 shares issuable under outstanding options.

(14)  Includes 35,000 shares issuable under outstanding options.

(15) Based solely on Schedule 13D filed with the Securities and Exchange Commission on November 30, 2001.

(16) Includes 301,125 shares owned by Wynnefield Partners SmallCap Value, LP, 375,375 shares owned by Wynnefield Partners SmallCap Value, LP I and 192,500 shares owned by Wynnefield SmallCap Value Offshore Fund, Ltd.

(17)  Includes 1,363,555 shares issuable under outstanding options and warrants.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


         Our Certificate of Incorporation and Bylaws provide that the number of directors on the Board of Directors shall be determined by the Board of Directors. Effective at the time and for the purposes of the meeting, the number of directors of the Company, as fixed by the Board of Directors, is seven.

         Our directors are elected annually at the annual meeting of shareholders. Their respective terms of office continue until the next annual meeting of shareholders and until their successors have been elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors or executive officers.

         Unless otherwise specified, each proxy received will be voted for the election as directors of the seven nominees named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this proxy statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

         The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons:

       NAME                     AGE         POSITION
       ----                     ---         --------
Martin E. Franklin              38          Chairman of the Board and Director
David Walke                     48          Chief Executive Officer and Director
Andrew P. Garvin                57          President and Director
Marc L. Reisch                  47          Director
Robert J. Sobel                 39          Director
Warren Struhl                   40          Director
Denise Shapiro                  49          Director


         Mr. Franklin has been a director of the Company since December 5, 2001, and Chairman of the Board of Directors since January 1, 2002. Mr. Franklin serves as the Chairman and Chief Executive Officer of Jarden Corporation (NYSE:
JAH), a New York Stock Exchange Company and a leading provider of niche branded consumer products used in and around the home. Mr. Franklin was appointed to Jarden Corporation's Board of Directors on June 25, 2001 and became Chairman and Chief Executive Officer effective September 24, 2001. Since March 2003, Mr. Franklin has been a director of Bally Total Fitness Holding Corporation (NYSE:
BFT), a New York Stock Exchange company. Mr. Franklin is also a principal and executive officer of a number of private investment entities. Mr. Franklin was the Chairman of the Board of Directors of Bolle Inc. from February 1997 until February 2000. Mr. Franklin has previously held positions as Chairman and Chief Executive Officer of Lumen Technologies, Inc. (formerly BEC Group, Inc.) from May 1996 to December 1998, and of its predecessor, Benson Eyecare Corporation, from October 1992 to May 1996.

         Mr. Walke has been Chief Executive Officer of the Company since November 21, 2001 and a director since December 5, 2001. He was the co-founder and CEO of Morgen-Walke Associates, a leading investor relations and corporate communications consultancy. Established in 1982, Morgen-Walke was acquired in 2000 and concluded that year with approximately $30 million in revenues. Mr. Walke's experience in communications consulting has been highly diverse, and he has provided counsel to over 500 public company CEO's and senior management teams in his 25 years in the industry. From June 2001 to November 2002, Mr. Walke was a director of Vestcom International, Inc., a company principally engaged in the production and distribution of time sensitive documents (invoices, bills, and statements). Since May 2001, Mr. Walke has been a director of Interliant, Inc., a company traded on the over the counter bulletin board. Interliant, Inc. is a provider of managed infrastructure solutions.

         Mr. Garvin was a co-founder of the Company and served as its Chief Executive Officer from 1972 until November 21, 2001, and has been its President since 1978. Mr. Garvin has been a director of the Company since its inception and was its treasurer until 1997. From 1979 to 1982, Mr. Garvin was a member of the Board of Directors of the Information Industry Association and served as Chairman of the 1979 National Information Conference and Exposition. Mr. Garvin is the author of THE ART OF BEING WELL INFORMED, an information resource handbook for executives. Mr. Garvin received a B.A. degree in political science from Yale University and an M.S. degree in journalism from the Columbia Graduate School of Journalism.

         Mr. Reisch has been a director of the Company since December 5, 2001. Mr. Reisch has been Senior Advisor to Kohlberg Kravis Roberts & Co., a private investment firm, since October, 2002. Mr. Reisch is also Chairman of the Board of the Yellow Pages Group Co., which markets and distributes print Yellow Pages directories and alphabetical pages, and he is a Member of the Board of Directors of Elmers Products, Inc., which manufactures consumer adhesives. He was the Chairman of the Board of Directors, President and Chief Executive Officer of Quebecor World North America from 1999 until September 2002. Prior to that, Mr. Reisch had served as President of World Color Press, Inc., since November 1998. Prior to holding that position, Mr. Reisch held the position of Group President, Sales and Chief Operating Officer from August 1996 until January 1998, the position of Executive Vice President, Chief Operating and Financial Officer from June 1996 until August 1996, the position of Executive Vice President, and Chief Operating and Financial Officer and Treasurer from July 1995 until June 1996, and the position of Executive Vice President, Chief Financial Officer and Treasurer from October 1993 until July 1995.

         Mr. Sobel has been a director of the Company since December 5, 2001. He was a founder, and has been a general partner, of Brahman Capital, an investment fund located in New York City, since it's founding in 1987. Mr. Sobel is a graduate of the University of Pennsylvania.

         Mr. Struhl has been a director of the Company since December 5, 2001. He has been the managing partner of TWS Partnership, LLC, an investment partnership, for the past ten years. He is currently Chairman of the Board of Directors of B2B Broad Group, LLC, Storepower.com, LLC, Candybears, LLC and Paper Partners, LLC. Mr. Struhl was the Chief Executive Officer and Chairman of the Board of Directors of Genesis Direct, Inc., a catalogue and direct marketer of consumer products.

         Ms. Shapiro has been a director of the Company since February 27, 2003. She is a Managing Director of the Entertainment & Media practice for PricewaterhouseCoopers, LLP, a large public accounting firm, since January 2002, where she is responsible for overseeing the business development and client relationship management for it's Global 300 entertainment and media companies. Ms. Shapiro was also a founder and principal for eWorks, Inc. from 1997 until December 2001, where she was primarily responsible for providing a full range of management consulting and financial advisory services to small telecommunications, media and technology companies. Previously, Ms. Shapiro held corporate development and operating positions with Hallmark Entertainment Inc., Viacom, Inc, and ITT. Ms. Shapiro has a diversified professional background and has spent her entire career leading corporate development in large entertainment and media companies and advising professional service companies.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES.

                             COMMITTEES OF THE BOARD

         During 2002, the Board of Directors held 5 meetings. The Board of Directors had standing Audit, Compensation, and Nominating Committees. During 2002, all of the directors then in office attended at least 75% of the total number of meetings held by the Board of Directors and by the Committees of the Board of Directors on which they served during the period for which he or she has been a director. The Compensation and Nominating Committees do not meet on a regular basis, but only as circumstances require.

COMPENSATION COMMITTEE

         The purpose of the Compensation Committee is to review, structure and set the Company's Executive Compensation and to align management's interest with the success of the Company. The Compensation Committee consists of Messrs. Warren Struhl, Martin Franklin, Marc Reisch, Robert Sobel, and Denise Shapiro. The Compensation Committee met 2 times during 2002.

NOMINATING COMMITTEE

         The purpose of the Nominating Committee is to identify, evaluate and nominate qualified candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by Shareholders. The names of such nominees should be forwarded to David Walke, Find/SVP, Inc., 625 Avenue of the Americas, New York, New York 10011, who will submit them to the committee for its consideration. See the section titled "Other Matters - Proposals by Shareholders" for more information on Shareholder nominations of candidates for election to the Board of Directors.

         The Nominating Committee consists of Messrs. David Walke, Martin Franklin and Warren Struhl. The Nominating Committee did not meet during 2002.

AUDIT COMMITTEE

         The Audit Committee is comprised of three independent directors (as defined under the rules of the National Association of Securities Dealers): Marc
L. Reisch, Robert J. Sobel, and, as of February 27, 2003, Denise Shapiro. The Audit Committee reviews the scope and results of the annual audit of the Company's consolidated financial statements conducted by the Company's independent auditors, the scope of other services provided by the independent auditors, and the proposed changes in the Company's policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also examines and considers other matters relating to the financial affairs and accounting methods of the Company, including the selection and retention of the Company's independent auditors. The number of meetings held during the year is set forth in the "Report of the Audit Committee," included in this Proxy Statement. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is set forth as Annex A to this statement.

REPORT OF THE AUDIT COMMITTEE

            The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee met 4 times during 2002.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90). In addition, the Committee has received the written disclosures and the letters from the auditors required by Independence Standards Board Standards No. 1, and discussed with the independent auditors the auditors' independence from management and the Company. The Committee has considered the compatibility of non-audit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, and the overall quality of the Company's financial reporting and internal controls. The Committee held 4 meetings during 2002.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors for 2003.

Respectfully submitted,

Audit Committee

Marc L. Reisch
Robert J. Sobel
Denise Shapiro

COMPENSATION OF DIRECTORS

         Since December 5, 2001, Board members have received no fixed compensation. On December 19, 2001, Messrs. Reisch, Struhl and Sobel received stock options to purchase 50,000, 50,000 and 100,000 shares of common stock, respectively, at an exercise price of $0.80 per share. Messrs. Reisch, Struhl and Sobel did not receive any additional stock options during 2002. On February 26, 2003, Messrs. Reisch, Struhl, Sobel, and Shapiro received stock options to purchase 10,000, 10,000, 10,000 and 30,000 shares of common stock, respectively, at an exercise price of $1.10 per share.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         Other than as noted below, no director, executive officer, or person nominated to become a director or executive officer has within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business or property of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, except as described below; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated. Mr. Struhl was the Chief Executive Officer of Genesis Direct, Inc., a catalog and direct marketer of consumer products, which filed for Chapter 11 protection in August 1999.

         The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company, or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

                        EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age and position of each of our executive officers. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.

NAME                  AGE   POSITION                               OFFICER SINCE
----                  ---   --------                               -------------

David Walke            48   Chief Executive Officer and Director        2001

Andrew P. Garvin       57   President and Director                      1969

Peter M. Stone         33   Chief Financial Officer, Senior Vice        2002
                            President, Corporate Secretary and
                            Treasurer

Stephan B. Sigaud      46   Executive Vice President                    1998

Scott A. Gerard        35   Controller                                  2002


         See the table of nominees for election as directors for biographical data with respect to David Walke and Andrew P. Garvin. See the narrative description of the employment agreements for David Walke, Andrew P. Garvin, and Peter M. Stone for further terms with respect to the terms of their respective positions and employment.

         Mr. Stone is our Chief Financial Officer, Senior Vice President, Corporate Secretary and Treasurer, joining our company on May 13, 2002. From January 2001 to May 2002, Mr. Stone served as Senior Vice President at Seabury Technology LLC, the technology-focused investment banking division of the New York-based investment bank The Seabury Group, LLC. From February 2000 to November 2000, Mr. Stone was the Chief Financial Officer of Polyverse, Inc., an internet startup venture that ceased operations in December 2000. From September 1996 to February 2000, Mr. Stone was Vice President and Principal at Mercury Capital, a private equity firm based in New York. From June 1997 to February 2000, and December 1998 to February 2000, Mr. Stone served on the Board of Directors of Food Service Holdings, Inc. and Federal Coach, Inc., respectively, each of which were privately held companies owned by Mercury Capital. Mr. Stone is a graduate of The Wharton School at the University of Pennsylvania.

         Mr. Sigaud has been an Executive Vice President of the Company since June 2001. Prior to that, he held the title Vice President of Client Services from October 1998 to June 2001, and was Vice President and Managing Director of the Company's Customer Satisfaction and Loyalty Group from May 1994 to October 1998. From 1989 to 1994, Mr. Sigaud was the owner and President of IDSI, Inc., a consulting firm specializing in Customer Satisfaction Measurement for companies in the industrial sector. From 1986 to 1989, he functioned as Executive Vice

President for BMES, Inc., a business-to-business marketing research firm. He was employed from 1982 to 1986 in the Recruiting Department of Renault in France. Prior thereto he was in International Sales and Marketing and worked as Business Development Manager for an engineering firm in East Africa and as Trade Attache in the French Trade Office in Madagascar. Mr. Sigaud holds a B.S. in Math and Physics from Marseilles University and an M.B.A. in Marketing from ESSEC, a leading business school in France.

         Mr. Gerard has been the Company's Controller since July 22, 2002 and is a Certified Public Accountant. From December 1999 to 2002, Mr. Gerard was an associate with Abacus Group LLC, an executive recruitment firm specializing in accounting and finance. From 1996 through 1999, Mr. Gerard was a Divisional Controller with Citibank, N.A. Prior to Citibank, Mr. Gerard practiced accounting, including 3 years with KPMG LLP. Mr. Gerard holds a B.S. in Accounting from The State University of New York at Buffalo.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Company's chief executive officer and four other executive officers of the Company whose annual salary and bonus during fiscal 2002 exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                         LONG-TERM COMPENSATION
                                                                   -----------------------------------
                                            ANNUAL COMPENSATION             AWARDS           PAYOUTS
                                          ----------------------------------------------------------------------------
                                                                    RESTRICTED   SECURITIES
                                                                      STOCK      UNDERLYING   LTIP       ALL OTHER
                                                          BONUS      AWARD(S)     OPTIONS/   PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)    ($)           ($)        SARS (1)     ($)        ($) (2)
----------------------------------------------------------------------------------------------------------------------
David Walke (3)                   2002      100,000          --         --             --       --         19,075
Chief Executive Officer and       2001       10,256          --         --        700,000       --             --
Director                          2000           --          --         --             --       --             --

Andrew P. Garvin                  2002      259,594          --         --             --       --         24,079
President and Director            2001      260,733      50,000         --         50,000       --         27,836
                                  2000      273,257      67,200         --         35,000       --             --

Peter M. Stone (4)                2002      101,846          --         --         75,000       --             --
Chief Financial Officer,          2001           --          --         --             --       --             --
Senior Vice President,            2000           --          --         --             --       --             --
Secretary and Treasurer

Stephan B. Sigaud                 2002      182,875      31,552         --             --       --         12,020
Executive Vice President          2001      195,885      15,000         --          1,000       --         11,812
                                  2000      192,500      59,000         --        125,000       --         11,976

Daniel S. Fitzgerald (5)          2002      174,713          --         --        100,000       --             --
Executive Vice President          2001           --          --         --             --       --             --
                                  2000           --          --         --             --       --             --

---------
(1) Options to acquire Common Stock
(2) Includes payment of life and auto insurance premiums, auto lease and allowance expenses, club dues, and annual employer 401(k) match.
(3) Hired November 21, 2001.
(4) Hired May 13, 2002.
(5) Hired February 19, 2002. Employment terminated December 18, 2002.

OPTIONS GRANTED IN 2002

                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                     AT ASSUMED ANNUAL RATES OF
                                                                                      STOCK PRICE APPRECIATION
                                INDIVIDUAL GRANTS                                       FOR OPTION TERM (3)
                           --------------------------------------------------------------------------------------
                             NUMBER OF     PERCENTAGE
                             SECURITIES     OF TOTAL
                             UNDERLYING      OPTIONS
                            UNEXERCISED    GRANTED TO     EXERCISE
                              OPTIONS     EMPLOYEES IN    PRICE PER     EXPIRATION
 NAME                         GRANTED      FISCAL 2002    SHARE ($)        DATE             5% ($)       10% ($)
 ----------------------------------------------------------------------------------------------------------------
 David Walke                     --            --             --            --                  --            --
 Andrew P. Garvin                --            --             --            --                  --            --
 Peter M. Stone (1)            75,000         21.2%         1.143       10/3/2012           53,907       136,612
 Stephan B. Sigaud               --            --             --            --                  --            --
 Daniel S. Fitzgerald (2)     100,000         28.3%          0.83       2/19/2012           52,198       132,281

-------------
(1) Options were granted on May 13, 2002. 15,000 shares under this grant vested immediately, with the balance vesting ratably at the end of each of the first three years from the date of grant.
(2) Options were granted on February 19, 2002, and were exercisable as follows: 20,000 on date of grant, and the remainder would have been in three equal annual installments beginning one year from the date of grant. Employment terminated on December 18, 2002.
(3) The dollar amounts under these columns are the result of calculation at the 5% and 10% rates set by the Commission and therefore are not intended to forecast possible future appreciation, if any, in the market value of our Common Stock.

AGGREGATE OPTION EXERCISES IN 2002 AND 2002 YEAR END OPTION VALUES

         The following table contains certain information regarding options to purchase Common Stock held as of December 31, 2002, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights and without freestanding stock appreciation rights outstanding.

                                                                                     VALUE OF UNEXERCISED
                                                         NUMBER OF SECURITIES            IN-THE-MONEY
                                                        UNDERLYING UNEXERCISED     OPTIONS AT DECEMBER 31,
                                                          OPTIONS AT 12/31/02            2002 ($) (1)
                                                     --------------------------------------------------------
                           SHARES
                         ACQUIRED ON      VALUE                          NON-                        NON-
NAME                      EXERCISE     REALIZED ($)   EXERCISABLE    EXERCISABLE   EXERCISABLE   EXERCISABLE
-------------------------------------------------------------------------------------------------------------
David Walke                    --           --          233,333        466,667       214,667       429,333
Andrew P. Garvin               --           --           82,000          3,000        40,610            --
Peter M. Stone                 --           --           35,000         40,000         6,549         7,484
Stephan B. Sigaud              --           --          121,000         55,000        43,105        13,400
Daniel S. Fitzgerald       20,000       16,600               --             --            --            --

(1) Before taxes. The dollar value reported is based on the difference between the exercise price of the option outstanding and the market price of Common Stock at the close of trading on December 31, 2002. The closing market price on that date was $1.33 per share.


REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

INTRODUCTION

            The Company's Executive Compensation Committee ("Committee") consists of five directors: Warren Struhl, Chairman; Martin Franklin; Marc Reisch; Robert Sobel; and Denise Shapiro. All members of the Compensation Committee have considerable experience in executive compensation and management development issues. No member of the Committee has ever been an officer or employee of the Company, nor is there a direct or indirect relationship between any of the members of the Committee and any of the Company's executive officers, except for Martin Franklin, who serves as Chairman of the Board.

            The Company operates in the Consulting and Business Advisory industry and must provide high levels of quality in the servicing of its clients. In order to succeed, the Board believes that it must be able to attract and retain qualified experienced executives. To achieve this goal, the Company has offered competitive executive compensation to attract and retain key executives with relevant experience in the Consulting and Business Advisory industry or in growth companies in related industries. Executive compensation has also been structured to align management's interests with the success of the Company by making a portion of compensation dependant on long-term success of the Company.

            During 2002, the Company entered into or amended, as indicated, the following employment agreements with executive officers: with Andrew P. Garvin as of January 1, 1996, as amended and restated on December 12, 1996, November 21, 2002 and December 31, 2002; and Peter M. Stone as of May 13, 2002. See "Employment Agreements," below.

         During 2002, the Board of Directors of the Company maintained the 1996 Stock Option Plan (amended and restated as of November 21, 2001), as amended (the "1996 Plan").

            See the section below titled "Executive Compensation - Compensation Plans" for more information about our equity plan.

            The Committee annually determines compensation of the Company's senior management and its executive officers, oversees the administration of executive programs, and has approved a compensation philosophy for the Company, which is described below.

EXECUTIVE COMPENSATION PHILOSOPHY

            The Compensation Committee maintains a philosophy that compensation of executive officers should be directly linked to operating achievements and, to a lesser extent, stock performance. Base salaries for executive officers are determined by the Compensation Committee by evaluating the responsibilities of the position, the experience of the individual, internal comparability considerations, as appropriate, the competition in the marketplace for management talent, and the compensation practices among public companies of the size of, or in businesses similar to, the Company. Salary adjustments are determined and normally made at twelve-month intervals. The compensation of David Walke, the Company's Chief Executive officer, Andrew P. Garvin, the Company's President, and Peter M. Stone, the Company's Chief Financial Officer are determined pursuant to Employment Agreements (see "Employment and Related Agreements").

EQUITY-BASED EMPLOYEE INCENTIVE COMPENSATION

            The 1996 Plan is designed to give the Board discretion and flexibility in designing incentive compensation packages to motivate executive officers and key employees and to maximize Shareholder value. Pursuant to the 1996 plan, the Board may issue to non-employee directors, executive officers and key employees of the Company incentive stock options, and nonqualified stock options. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards are determined by the Committee subject to the provisions of the 1996 Plan.

            The Committee has set guidelines which determine the number of shares to be granted and the frequency of stock option awards. These guidelines, which are applicable to all participants including the Chief Executive Officer, provide that awards will generally be based upon the employee's position within the Company and a subjective review of the employee's performance. Any such decision would be subjective in nature and not based upon any objective factors. The stock option awards to each individual are not conditioned on the number of previously granted options. All awards to executive officers are within the discretion of the Committee. Under the 1996 Plan, the Board has the discretion to fix the price, amount of options, vesting schedule and other terms for the stock options granted thereunder.

            The Committee believes that the total compensation package has been designed to motivate executive officers and focus on increasing the market value of our Common Stock. The foregoing tables reflect the compensation structure being pursued by the Committee.

Respectfully submitted,

Compensation Committee

Warren Struhl, Chairman
Martin Franklin
Marc Reisch
Robert Sobel
Denise Shapiro

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee during 2002 was an officer, employee or former officer of the Company of any of its subsidiaries or had any relationship requiring disclosure herein pursuant to SEC regulations, other than Martin Franklin, who serves as Chairman of the Board. No executive officer of the Company served as a member of a compensation committee or a director of another entity under circumstances requiring disclosure under SEC regulations.

PERFORMANCE GRAPH

                             STOCK PERFORMANCE CHART

         The following chart compares the yearly percentage change in the cumulative total shareholder return on the Common Stock for a period of five years ended December 31, 2002, with the cumulative total return of the NASDAQ Stock Market Index (U.S. companies), a broad market index, prepared for NASDAQ by the Center for Research in Securities Prices ("CRSP") at the University of Chicago, and the Peer Group Index, an index prepared by CRSP made up of the selected NASDAQ traded companies. The comparison for each of the periods assumes that $100 was invested on December 31, 1997, in each of the common stock, the stocks included in the NASDAQ Stock Market Index (U.S. Companies) and the stocks included in the Peer Group Index. These indices, which reflect the assumption of reinvestment of dividends, do not necessarily reflect returns that could be achieved by individual investors.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      PERFORMANCE GRAPH FOR FIND/SVP, INC.
               (Produced on 4/9/2003 including data to 12/31/2002)

        [The table below represents a line chart in the printed report.]

              Date         Company Index  Market Index   Peer Index
              ----         -------------  ------------   ----------

           12/31/1997         100.000       100.000       100.000
                              133.333       103.169       102.292
                              133.333       112.863       112.951
                              150.000       117.037       123.173
                              166.667       119.015       121.485
                              162.500       112.403       112.391
                              145.833       120.254       118.049
                              150.000       118.845       112.830
                              116.667        95.281        83.763
                              129.167       108.499        94.109
                              112.500       113.266       106.665
                              133.333       124.779       161.938
           12/31/1998         100.000       140.990       176.486
                              110.417       161.453       205.086
                              141.667       146.991       205.854
                              104.167       158.092       231.688
                              112.500       163.108       310.069
                              104.167       158.531       262.833
                              116.667       172.766       242.587
                              183.333       169.642       189.494
                              100.000       176.797       232.841
                              120.833       177.013       253.973
                              120.833       191.190       287.049
                              133.333       214.364       385.350

           12/31/1999         270.833       261.484       492.508
                              450.000       251.858       409.520
                              466.666       299.872       428.408
                              350.000       293.744       341.644
                              187.500       247.070       232.666
                              166.667       217.289       176.759
                              141.667       255.451       222.243
                              150.000       242.131       197.312
                              125.000       270.776       212.242
                              129.167       235.611       185.083
                              100.000       216.249       145.351
                              100.000       166.611        94.509
           12/31/2000          91.667       157.767        89.995
                               83.333       176.871       109.517
                              100.000       136.923        79.015
                               66.666       117.744        65.644
                               57.333       135.307        78.044
                               66.666       135.112        91.448
                               86.666       138.767        97.023
                               88.000       129.952        82.863
                               93.333       115.805        74.627
                               64.000        96.291        59.199
                               66.666       108.652        68.122
                              109.333       124.121        85.272
           12/31/2001         112.000       125.163        88.649
                              135.999       124.215        82.684
                              199.999       111.294        73.502
                              170.666       118.593        79.829
                              145.333       108.743        75.836
                              225.332       103.946        74.535
                              179.999        94.531        74.624
                              149.333        85.900        65.601
                              150.666        84.990        65.146
                              193.333        75.849        61.371
                              195.999        86.211        72.464
                              190.666        95.822        80.595
           12/31/2002         177.333        86.533        76.903

                         December 31,    December 31,    December 31,   December 31,    December 31,    December 31,
                                 1997            1998            1999           2000            2001            2002
                         ------------    ------------    ------------   ------------    ------------    ------------
Find/SVP                        100.0           100.0           270.8           91.7           112.0           177.3
NASDAQ Stock Market             100.0           141.0           261.5          157.8           125.2            86.5
(US. Companies)
NASDAQ Stocks (SIC              100.0           176.5           492.5           90.0            88.6            76.9
7380-7389 US
Companies)

COMPENSATION PLANS

         In addition to the proposed 2003 Incentive Plan, we maintain the following plans for the benefit of our employees, including executive officers:

              o 1996 Stock Option Plan (Amended and Restated as of November 21, 2001), as amended

              o    401(k) plan; and

              o    Health and other insurance plans.

1996 STOCK OPTION PLAN (AMENDED AND RESTATED ON NOVEMBER 21, 2001), AS AMENDED

         The 1996 Plan is designed to give the Board discretion and flexibility in designing incentive compensation packages to motivate executive officers and key employees and to maximize Shareholder value. Pursuant to the 1996 plan, the Board may issue to non-employee directors, executive officers and key employees of the Company incentive stock options, and nonqualified stock options. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards are determined by the Committee subject to the provisions of the 1996 Plan.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information regarding the Company's equity plans as at December 31, 2002.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                                             NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                  ISSUED UPON EXERCISE OF       PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                   OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
                                    WARRANTS AND RIGHTS              RIGHTS ($)            REFLECTED IN COLUMN (A))
PLAN CATEGORY                               (A)                          (B)                          (C)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity Compensation Plans                3,320,522                      0.88                        543,800
Approved by Security Holders
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity Compensation Plans Not                    0                       N/A                              0
Approved by Security Holders
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                    3,320,522                      0.88                        543,800
------------------------------- ---------------------------- ---------------------------- ----------------------------

                        EMPLOYMENT AND RELATED AGREEMENTS


         On January 1, 1996, the Company entered into an employment agreement with Andrew P. Garvin commencing on such date and terminating on December 31, 2001. Mr. Garvin's employment agreement was amended and restated on December 12, 1996 and on November 21, 2001, and was subsequently amended by Amendment No. 1 dated as of December 31, 2002. As amended and restated, Mr. Garvin's employment agreement continues until December 31, 2005 and provides for a base salary of $273,000, which base salary will be adjusted each January 1, commencing January 1, 2003, for a cost of living increase based on the Consumer Price Index for New York City for the twelve month period immediately preceding such January 1 date. Mr. Garvin will also be entitled to additional increases in base salary as may be determined from time to time by the Board of Directors. Mr. Garvin's employment agreement provides further that if Mr. Garvin voluntarily leaves the employ of the Company on account of a material diminution of title, role or responsibilities, or on account of the Company being acquired and its principal office being moved to a location which is greater than 50 miles from New York City, or on account of a Change in Control, then, in each such case, he shall be entitled to receive the compensation described above (and certain other benefits) for the balance of the term; provided, however, that if such termination occurs at a time when there is less than two years left in the term, the compensation (and benefits) shall continue for a period of two years from the date of termination on the basis that Mr. Garvin received compensation during the last year of the term. In the event that Mr. Garvin's employment by the Company is terminated for a reason other than cause or Mr. Garvin voluntarily leaving the employ of the Company, Mr. Garvin or his estate shall be entitled to receive the compensation described above (and certain benefits) for the balance of the term; provided, however, that if such termination occurs at a time when there is less than one year left in the term, the compensation (and benefits) shall continue for a period of one year from the date of termination on the same basis that Mr. Garvin received compensation during the last year of the term; provided, further, that if Mr. Garvin voluntarily terminates his employment prior to December 31, 2003, other than (i) on account of a material diminution of title, role or responsibilities; (ii) on account of the Company being acquired and its principal office being moved to a location which is greater than 50 miles from New York City, or (iii) on account of a Change in Control, then Mr. Garvin shall be entitled to receive the compensation and benefits set forth above together with access to a car for a period of nine (9) months. In the event that the Company terminates Mr. Garvin's employment for cause, and a court of law or other tribunal ultimately determines that such termination was without cause, then Mr. Garvin shall be entitled to receive double the amount of compensation described above until the end of the term. Mr. Garvin has agreed to a non-competition covenant for a period of two years after the term of the employment agreement. In the event Mr. Garvin's employment is terminated by the Company without "cause" then the Company may, at its option, determine to pay an amount no greater than two times his base salary at the time of termination in shares of common stock of the Company pursuant to certain terms and conditions.

         The Company has entered into a deferred compensation agreement with Mr. Garvin, which provides for a schedule of payments to him or his designated beneficiary(ies). The agreement entered into in 1984 provides that in the event during the course of employment Mr. Garvin (i) dies, (ii) becomes totally disabled or (iii) elects to retire after June 30, 1994 and prior to age 65, he or, in the event of death, his designated beneficiaries, shall receive monthly payments ranging from $1,250 to $1,800 for a period of ten years from the date of death, disability or retirement. In the event Mr. Garvin retires at age 65 or over, Mr. Garvin shall receive $4,750 per month for ten years from the date of his retirement.

         The Company entered into an additional Deferred Compensation Agreement with Mr. Garvin in 1990. On October 3, 2000, Mr. Garvin relinquished his rights under the agreement entered into in 1990.

         On November 21, 2001, the Company entered into an employment agreement with David Walke, commencing on such date and continuing until November 20, 2004. Mr. Walke's employment agreement provides for a base salary of $100,000 per annum, subject to increases as may be determined from time to time by the Board of Directors. In addition, Mr. Walke's employment agreement provides for the grant of a ten-year non-incentive stock option to purchase 700,000 shares of the Company's Common Stock at a price of $.41 per share. The options are to vest ratably at the end of each of the first three years of the term of his employment agreement, but such vesting shall accelerate in the event he leaves the employ of the Company for Good Reason or on account of a Change in Control, or in the event his employment is terminated by the Company without cause, or upon his death or incapacity. Mr. Walke's employment agreement provides further that if Mr. Walke leaves the employ of the Company for Good Reason, or on account of a Change in Control, then, in each such case, Mr. Walke shall be entitled to receive the base salary described above (and certain benefits) for the balance of the term; provided, however, that if such termination occurs at a time when there is less than two years left in the term, the compensation and benefits shall continue for a period of two years from the date of termination. In the event that Mr. Walke's employment by the Company is terminated for reason other than Cause or Mr. Walke voluntarily leaving the employ of the Company, Mr. Walke shall be entitled to receive the base salary described above (and certain benefits) for the balance of the term; provided, however, that if such termination occurs at a time when there is less than one year left on the term, the compensation (and benefits) shall continue for a period of one year from the date of termination. In the event that the Company terminates Mr. Walke's employment for "cause", and a court of law or other tribunal ultimately determines that such termination was without cause, Mr. Walke shall be entitled to receive double the amount of compensation provided for above from the date of termination until the end of the term of the employment agreement.

         On November 21, 2001, the Company entered into an employment agreement with Martin E. Franklin, commencing on January 1, 2002, and continuing until November 20, 2004. Mr. Franklin's employment agreement provides for: (a) an unaccountable expense allowance of $20,000 per annum and (b) the grant of a ten-year non-incentive stock option to purchase 630,000 shares of the Company's Common Stock at a price of $0.41 per share. The options are to vest ratably on each of November 20, 2002, 2003 and 2004, and such vesting shall accelerate and vest immediately in the event of a Change in Control or upon termination of his employment without cause or upon his death or disability. Mr. Franklin voluntarily and irrevocably waived his right to the $20,000 expense allowance for the Company's fiscal year ended December 31, 2002.

         On May 13, 2002, the Company entered into an employment agreement with Peter M. Stone, commencing on such date and continuing until May 13, 2005. Mr. Stone's employment agreement provides for a base salary of $160,000 per annum, subject to an increase of 10% as of January 1, 2003, and such other increases as may be determined from time to time by the Chief Executive Officer of the Company. In addition, Mr. Stone's employment agreement provides for the grant of a ten-year non-incentive stock option to purchase 75,000 shares of the Company's Common Stock at the fair market value on the date of grant. Options to purchase 15,000 shares under this grant shall immediately vest with the balance vesting ratably at the end of each of the first three years of Employee's employment; provided, that if Mr. Stone is terminated without cause by the Company, that portion of the option that would vest within three months of the date of such termination shall vest as of the date of such termination. Mr. Stone has agreed to a non-competition covenant for a period of one year after the term of the employment agreement. Mr. Stone's employment agreement provides further that if Mr. Stone leaves the employ of the Company for Good Reason or a Change of Control, then, in each such case, Mr. Stone shall be entitled to receive the base salary described above (and certain benefits) for six (6) months from the date of termination.

         A severance arrangement for Stephan Sigaud was authorized by the Board of Directors on January 25, 1999. In the event of certain changes of control, the severance agreement would be triggered. The agreement provides for: (a) a severance benefit for one (1) year in the event the employee's services are terminated without cause, and (b) a severance benefit of one (1) year in the event the separation from service is due to (i) a change in control, and (ii) the employee suffers, within one (1) year thereafter, either (A) a discontinuation of duties, or (B) an office change of at least 50 miles, or (C) a reduction in compensation, or (D) a termination of employment other than for cause.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Laura Magnuson, the sister of the Company's Chief Executive Officer, David Walke, is employed by the Company on an at-will basis as Director, Marketing Support & Sales Promotion, and is entitled to receive a base salary of $100,000 annually.

                                   PROPOSAL 2

                 RATIFICATION AND APPROVAL OF THE FIND/SVP, INC.
                            2003 STOCK INCENTIVE PLAN


         The Find/SVP, Inc. 2003 Stock Incentive Plan (the "2003 Incentive Plan") was adopted by the Board of Directors on April 30, 2003 and will become effective on June 12, 2003, subject to approval by the Shareholders at the Meeting. The purpose of the 2003 Incentive Plan is to attract able persons to enter and remain in the employ of the Company and its subsidiaries and to provide a means whereby employees, officers, directors, consultants, independent contractors and advisors of the Company can acquire and maintain Common Stock ownership or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between Shareholders and these eligible persons.

         Options granted under any of the Company's other equity plans remain outstanding according to their terms and, as of April 21, 2003, 2,748,300 shares are reserved for issuance with respect to outstanding options under these plans.

         The following summary of the 2003 Incentive Plan is qualified in its entirety by reference to the text of the 2003 Incentive Plan, which is included as Annex B to this proxy.

SUMMARY OF THE FIND/SVP, INC. 2003 STOCK INCENTIVE PLAN

         ADMINISTRATION AND ELIGIBILITY. The 2003 Incentive Plan authorizes the issuance of up to 1,500,000 shares of our Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses. The 2003 Incentive Plan authorizes the granting of stock options, restricted stock and stock bonuses to employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries. The 2003 Incentive Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "Administrator"), provided, that the Board may designate an officer of the Company (an "Authorized Officer") to make grants under the 2003 Incentive Plan to employees that are not "covered employees" under section 162(m) of the Internal Revenue Code of 1986. In general, the Administrator or the Authorized Officer determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries may participate in the 2003 Incentive Plan, and the type, extent and terms of the equity-based awards to be granted to them.

         OPTIONS. The 2003 Incentive Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Code, and non-qualified stock options ("NQSOs"). ISOs may be granted only to our employees or employees of our subsidiaries (including officers and directors who are also employees). NQSOs (and all other awards other than ISOs) may be granted to our and our subsidiaries' employees, officers, directors, consultants, independent contractors and advisors. The exercise price of ISOs must be at least equal to the fair market value of our Common Stock on the date of grant. The exercise price of ISOs granted to 10% Shareholders must be at least equal to 110% of that value. The maximum term of options granted under the 2003 Incentive Plan is ten years. Awards granted under the 2003 Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are NQSOs). Options granted under the 2003 Incentive Plan generally expire three months after the termination of the optionee's service to the Company or a parent or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon voluntary termination by the optionee or termination for cause. In the event of a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator, the vesting of such awards may accelerate prior to the consummation of such a transaction and if not exercised prior to the transaction may terminate at such time as the Administrator may determine.

         RESTRICTED STOCK. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine, including periods of restriction on transferability.

         STOCK BONUSES. A stock bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any of its subsidiaries for past or future services. Stock bonuses and the criteria they are based upon will be determined by the Administrator.

         AMENDMENT. The Board has the right to amend, suspend or terminate the 2003 Incentive Plan at any time, provided, however, that no amendment or change in the 2003 Incentive Plan that pursuant to applicable law or regulation requires Stockholder approval will be effective without such approval.

         CERTAIN TAX CONSEQUENCES. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

         With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

         The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and we receive a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and we do not receive an additional tax deduction.

         Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options or the issuance and sale of restricted stock under the 2003 Incentive Plan.

         NEW PLAN BENEFITS. The grant of options under the 2003 Incentive Plan is generally within the discretion of the Administrator. We cannot forecast the extent of option grants that will actually be made in the future except with respect to the grants and awards described below. Information with respect to compensation paid and other benefits, including options, granted during the 2002 fiscal year to the Chief Executive Officer and the other Named Executive Officers is set forth above.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE FIND/SVP, INC. 2003 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3

                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


         The firm of Deloitte & Touche LLP has audited the financial statements of the Company for the year ended December 31, 2002. The Board of Directors desires to continue the services of Deloitte & Touche LLP for the current year ending December 31, 2003. Accordingly, the Board of Directors will recommend at the Meeting that the Shareholders ratify the appointment by the Board of Directors of the firm of Deloitte & Touche LLP to audit the financial statements of the Company for the current year. Representatives of that firm are expected to be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. In the event the Shareholders do not ratify the appointment of Deloitte & Touche LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

         Aggregate fees billed by Deloitte & Touche LLP for professional services rendered to the Company for the year ended December 31, 2002 are as follows:

         AUDIT FEES: Fees for audit services totaled approximately $122,000 in 2002, including fees associated with the audit of the Company's annual financial statements, and the review of the financial statements included in the Company's quarterly reports on Form 10-Q.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: There were no services rendered or fees charged to the Company by Deloitte & Touche LLP for Financial Information Systems Design and Implementation services in 2002.

         ALL OTHER FEES: In 2002, Deloitte & Touche LLP rendered audit related services and tax services to the Company and its subsidiaries, the aggregate fees for which were approximately $106,000. Of the aggregate fees, approximately $16,000 pertained to the audit of the Company's 401(k) and Profit Sharing Plan, approximately $28,000 related to tax compliance services, and approximately $62,000 related to audit and review services for Guideline Research Corp. ("Guideline") for periods prior to the Company's acquisition of Guideline, as well as certain tax services related thereto.

         The Audit Committee has determined that the provision of non-audit services is compatible with maintaining Deloitte & Touche LLP's independence.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                                  OTHER MATTERS


         As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2002 year were timely filed with the Commission and the New York Stock Exchange.

ANNUAL REPORT

         A copy of the Company's 2002 Annual Report to Shareholders is being mailed to Shareholders along with this Proxy Statement. Any Stockholder who has not received a copy of the 2002 Annual Report to Shareholders and wishes to do so should contact the Company's Secretary by mail at the address set forth on the Notice of Annual Meeting or by telephone at (212) 645-4500.

FORM 10-K

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH SHAREHOLDER AS OF THE RECORD DATE, ON THE WRITTEN REQUEST OF THE SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE, AS FILED WITH THE COMMISSION. SHAREHOLDERS SHOULD DIRECT THE WRITTEN REQUEST TO THE COMPANY'S SECRETARY, AT FIND/SVP, INC., 625 AVENUE OF THE AMERICAS, NEW YORK, NY 10011.

PROPOSALS BY SHAREHOLDERS

         Any proposal of a Shareholder intended to be presented at the annual meeting of shareholders to be held in 2004 must be received by us no later than January 14, 2004 to be considered for inclusion in the Proxy Statement and form of proxy for the 2004 annual meeting. Proposals must comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act.

                                           FOR THE BOARD OF DIRECTORS



                                           /s/ Peter M. Stone
                                           -------------------------------------
                                           Peter M. Stone
                                           Chief Financial Officer and Secretary

                                                                         Annex A


                                 FIND/SVP, INC.
                             AUDIT COMMITTEE CHARTER

                                    CHARTER
                                       OF
                              THE AUDIT COMMITTEE
                                       OF
                                 FIND/SVP, INC.


1. MEMBERSHIP OF THE COMMITTEE. The Audit Committee ("Committee") of the Board of Directors ("Board") of Find/SVP, Inc. (the "Company") shall consist of at least three directors who are independent (as defined below). Each member of the Committee shall be able to read and understand financial statements. In addition, the Committee shall consist of at least one member who possesses past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member's financial sophistication. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Furthermore, a director will not be considered independent if he or she has:

     a. been employed by the Company or its affiliates in the current or past three years;

     b. accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     c. an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

     d. been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the organization's consolidated gross revenues for the year, or $200,000, whichever is more, in any of the past three years; or

     e. been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     Notwithstanding the above, one director who is not independent, a current employee of the Company, or an immediate family member of an employee of the Company, may be appointed to the Committee. The Board may appoint a non-independent director where they determine that such membership on the Committee is required by the best interests of the Company and its shareholders. Where a non-independent director has been appointed, the Board must disclose the nature of the relationship and the reasons for the appointment in the next annual proxy statement. At no time, however, may the Company have more than one non-independent director serving on the Committee.

2. ROLE AND INDEPENDENCE OF THE COMMITTEE. The Committee shall assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and perform such other duties as directed by the Board. The Committee shall maintain free and open communication. The Committee shall hold private executive sessions, at least annually, with the independent accountants, the internal auditors, and the management of the Company. In discharging its oversight role, the Committee shall investigate any matter brought to its attention by the auditors.

3. REVISION OF THE CHARTER. This charter shall be reviewed and, if necessary, updated on an annual basis.

4. ACCOUNTABILITY OF AUDITORS. The auditors shall be accountable to the Board of Directors and the Committee as representatives of the Company's shareholders.

5. SCOPE OF COMMITTEE'S RESPONSIBILITIES. The audit committee's primary responsibilities and processes shall include:

     a. Ensuring the receipt of a formal written statement from the outside auditor that delineates all relationships between the auditor and the Company, and considering such affirmation in determining if the auditor is in fact independent;

     b. Actively engaging in dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking appropriate action to oversee such independence;

     c. Selecting, evaluating, and, where appropriate, replacing the outside auditor after such decision has been made by the Committee and Board as representatives of the Company's shareholders.

6. MEETING FREQUENCY. The Committee will meet annually, at a minimum, to review and reassess the adequacy of this formal written charter.

7. IMPLEMENTATION. All actions necessary to comply with this Committee Charter shall be implemented by June 14, 2001. Prior to the implementation date, however, the Committee may consist of a majority of independent directors.

                                                                         Annex B

                                 FIND/SVP, INC.

                            2003 STOCK INCENTIVE PLAN


         1. PURPOSE. The purpose of the Find/SVP, Inc. 2003 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

         So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

         2. SHARES SUBJECT TO THE PLAN. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,500,000 shares. Shares that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3. ELIGIBILITY. ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company.

         4. ADMINISTRATION.

               4.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

               (a)  select persons to receive Awards;

               (b) determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

               (c) determine the vesting, exerciseability and payment of Awards;

               (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

               (e) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

               (f) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

               (g) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

               (h)  grant waivers of Plan or Award conditions;

               (i)  determine whether an Award has been earned;

               (j)  accelerate the vesting of any Award; and

               (k) make all other determinations necessary or advisable for the administration of this Plan.

               (l) If permitted by applicable laws, the Committee may authorize one or more officers (the "Authorized Officers"), in addition to the Board or Committee, to grant options under the plan to eligible persons who are (i) not then "covered employees," within the meaning of Section 162(m) of the code and are not expected to be

                    "covered employees" at the time of recognition of income resulting from such award and (ii) not then subject to
                    Section 16 of the Exchange Act. The Committee may revoke the authority of the Authorized Officers at any time.

         The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

                  4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

         5. STOCK OPTIONS. The Committee and, to the extent applicable, the Authorized Officers, may grant Options to eligible persons and will determine whether such Options will be intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or nonqualified stock options (options not intended to qualify as incentive stock options)("NQSO's"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                  5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 EXERCISE PERIOD. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee or, to the extent applicable, the Authorized Officers, as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  5.3 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee or, to the extent applicable the Authorized Officers, when the Option is granted and may be greater, less than, or equal to the Fair Market Value, of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.

                  5.4 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee or, to the extent applicable the Authorized Officers, makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                  5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement"), stating, among other things, the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such other representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company (which need not be the same for each Participant), together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                  5.6 TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an Option will always be subject to the following:

                    a. If the Participant is Terminated for any reason other than death, Disability or voluntary Termination by the Participant, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

                    b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by

                         Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a
                         NQSO), but in any event no later than the expiration date of the Options.

                    c. Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is Terminated for Cause or there is a voluntary Termination by the Participant, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination in the case of a For Cause Termination, the Committee shall give the Participant an opportunity to present to the Committee evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated in the case of a for Cause Termination.

                    d. If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

                  5.7 LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                  5.8 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, PROVIDED THAT, (i) except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted and (ii) except pursuant to the provisions of Section 18 of the Plan, Options issued hereunder will not be repriced, replaced or regranted through canellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company's Stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

                  5.9 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                  5.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

                  5.11 LAPSED GRANTS. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was the result of the Company's inability to timely execute the exercise of an option award and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                  6.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company not later than thirty (30) days after the date the

Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                  6.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 8 of this Plan.

                  6.3 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned and such determination shall be conclusive. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

                  6.4 STOCK RESTRICTIONS. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

                  "TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF A RESTRICTED STOCK AGREEMENT, DATED AS OF _______, BETWEEN FIND/SVP, INC., AND ____________. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF FIND/SVP, INC. "

         Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

                  6.5 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

         7. STOCK BONUSES.

                  7.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual Performance Factors or upon such other criteria as the Committee may determine.

                  7.2 TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  7.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

         8. PAYMENT FOR SHARE PURCHASES.

                  8.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participants Award Agreement and where permitted by law:

                    a. by cancellation of indebtedness of the Company to the Participant;

                    b. by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                    c. by tender of a promissory note (other than by directors or executive officers of the Company) having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

                    d. by waiver of compensation due or accrued to the Participant for services rendered;

                    e. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists: through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

                    f. by "immaculate" exercise of the stock option by surrendering and canceling optioned shares themselves to pay the Exercise price to the Company; or

                    g. by any combination of the foregoing or other method authorized by the Committee.

         At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

         9. WITHHOLDING TAXES.

                  9.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                  9.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Company may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in writing.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

         11. TRANSFERABILITY.

                  11.1 NON-TRANSFERABILITY OF OPTIONS. No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such Option right shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of Options made under this provision will not be effective until notice of such transfer is delivered to the Company.

                  11.2 RIGHTS OF TRANSFEREE. Notwithstanding anything to the contrary herein, if an Option has been transferred in accordance with Section
11.1 above, the Option shall be exercisable solely by the transferee. The Option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred Option, the period during which the Option shall be exercisable will terminate on the date 12 months following the date of the Participant's death. In no event will the Option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three (3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18. CORPORATE TRANSACTIONS.

                  18.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. If a Change-of-Control Event occurs:

                    (i) the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

                         (1) substitute equivalent Options or Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

                         (2) issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

                    (ii) Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

                  18.2 OTHER TREATMENT OF AWARDS. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event. Subject to Committee approval, Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other.

                  18.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                  18.4 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

         20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date of this Plan. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired Options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an Option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any Option or Award previously granted under the Plan. Subject to the foregoing and the requirements of Code Section 162(m), the Board of Directors may without further action on the part of the stockholders of the Company or the consent of Participants, amend the plan, (a) to permit or facilitate qualification of Options thereafter granted under the Plan as ISO's, and (b) to preserve the Company's tax deduction under Code Section 162(m).

         22. EFFECT OF SECTION 162(M) OF THE CODE. The Plan, and all Awards issued thereunder, will rely on all applicable exemptions from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

         23. GENERAL.

                  23.1 ADDITIONAL PROVISIONS OF AN AWARD. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

                  23.2. CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.

                  23.3. DESIGNATION AND CHANGE OF BENEFICIARY. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

                  23.4. PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                  23.5. NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  23.6. GOVERNING LAW. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                  23.7. FUNDING. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                  23.8. RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                  23.9. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

                  23.10. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

                  23.11. PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

                  23.12. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                  23.13. TERMINATION OF EMPLOYMENT. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

                  23.14 NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                  23.15 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

         24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

         "Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

         "Authorized Officers" has the meaning set forth in Section 4.1.

         "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "Board" means the Board of Directors of the Company.

         "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

         "Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the Company within a two (2) year period, unless the appointment of a director or the nomination for election by the Company's stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

         "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         "Common Stock" means the outstanding common stock, par value $0.0001 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

         "Committee" means the Board, the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors.

         "Company" means Find/SVP, Inc., a New York corporation, or any successor corporation.

         "Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                    a. if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                    b. if such Common Stock is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in THE WALL STREET JOURNAL, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                    c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL or, if not reported in THE WALL STREET JOURNAL, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                    d. if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

         "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
         Section 16 of the Exchange Act.

         "NASD Dealer" has the meaning set forth in Section 8(e).

         "NQSO's" has the meaning set forth in Section 5.

         "Option" means an award of an option to purchase Shares pursuant to
         Section 5.

         "Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

         "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

         "Participant" means a person who receives an Award under this Plan.

         "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                    a.   Net revenue and/or net revenue growth;

                    b. Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                    c.   Operating income and/or operating income growth;

                    d.   Net income and/or net income growth;

                    e.   Earnings per share and/or earnings per share growth;

                    f. Total stockholder return and/or total stockholder return growth;

                    g.   Return on equity;

                    h.   Operating cash flow;

                    i.   Adjusted operating cash flow return on income;

                    j.   Economic value added;

                    k.   Successful capital raises;

                    l.   Individual confidential business objectives;

                    m. Other factors deemed reasonable and appropriate by the Committee.

         "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         "Plan" means the Find/SVP, Inc. 2003 Stock Incentive Plan, as amended from time to time.

         "Restricted Stock Award" means an award of Shares pursuant to Section
         6.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

         "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

         "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

         "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

         "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

         "Vested Shares" means "Vested Shares" as defined in the Award
         Agreement.

       FIND/SVP, INC. 625 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10011

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints David Walke and Peter
M. Stone, and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned, to appear and vote all the shares of stock of FIND/SVP, Inc., standing in the name of the undersigned on the books of said corporation on May 9, 2003 at the Annual Meeting of Shareholders of FIND/SVP, Inc., to be held at the offices of FIND/SVP, Inc., 625 Avenue of the Americas, New York City, New York, on June 12, 2003 at 9:15 a.m., New York City time, and any and all adjournments thereof.

         When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

         The undersigned hereby directs this Proxy to be voted:

[X]      Please mark votes as in this example.

1.       Election of Directors

[   ]    FOR all nominees listed below    [   ] WITHHOLD AUTHORITY
         (except as written in on the
         line below)                            For ALL Nominees

         Martin E. Franklin,                    For the individual(s) listed
         David Walke, Andrew P. Garvin,         below (Instruction: To withhold
         Marc L. Reisch, Robert J. Sobel,       authority to vote for any
         Warren Struhl, Denise Shapiro          individual nominee, please write
                                                in name on line below)


--------------------------------------------------------------------------------

2.       Approval of the Find/SVP, Inc. 2003 Stock Incentive Plan

    [   ] FOR            [   ] AGAINST                 [   ] ABSTAIN

3. Ratification of the appointment of Deloitte & Touche LLP as Find/SVP Inc.'s independent auditors for the year ending December 31, 2003

    [   ] FOR            [   ] AGAINST                 [   ] ABSTAIN

      IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

4. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.


                                                   Date:__________________, 2003


                                                   -----------------------------
                                                   Signature of Stockholder

                                                   -----------------------------
                                                   (Signature if held jointly)

                                                   NOTE:  PLEASE SIGN EXACTLY AS
                                                   YOUR  NAME  APPEARS   HEREON.
                                                   WHEN SHARES ARE HELD BY JOINT
                                                   TENANTS,  BOTH  SHOULD  SIGN.
                                                   WHEN   SIGNING  AS  ATTORNEY,
                                                   ADMINISTRATOR,   TRUSTEE   OR
                                                   GUARDIAN,  PLEASE  GIVE  FULL
                                                   TITLE   AS    SUCH.    IF   A
                                                   CORPORATION,  PLEASE  SIGN IN
                                                   FULL    CORPORATE   NAME   BY
                                                   PRESIDENT OR OTHER AUTHORIZED
                                                   OFFICER.  IF  A  PARTNERSHIP,
                                                   PLEASE  SIGN  IN  PARTNERSHIP
                                                   NAME BY AUTHORIZED PERSON.


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                            IN THE ENCLOSED ENVELOPE